UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

LENSAR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39473	32-0125724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Discovery Drive
Orlando, Florida		32826
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 536-7271

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, LENSAR, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). A total of 8,917,320 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 80.31% of the Company’s common stock outstanding as of the March 28, 2023 record date. Following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 12, 2023.

Item 1 – Election of two Class III directors to serve until the Company’s annual meeting of stockholders to be held in 2026 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
William J. Link, PhD	5,883,023	1,117,236	1,917,061
Richard L. Lindstrom, MD	5,910,865	1,089,394	1,917,061

Item 2 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
8,602,158	229,157	86,005	0

Based on the foregoing votes, William J. Link, PhD and Richard L. Lindstrom, MD were elected as Class III directors, and Item 2 was approved.

In addition, as previously reported, effective immediately following the Annual Meeting, the size of the Board was increased from seven to nine directors with Thomas B. Ellis appointed to the Board as a Class III director with a term ending at the 2026 annual meeting of stockholders and Todd B. Hammer appointed to the Board as a Class II director with a term ending at the 2025 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENSAR, Inc.

Date:	May 30, 2023	By:	/s/ Nicholas T. Curtis
Nicholas T. Curtis Chief Executive Officer